Exhibit 21.1

Subsidiaries of Cumulus Media, Inc

Alphabet Acquisition Corp	Delaware
Atlanta Radio, LLC	Delaware
Aviation I, LLC	Nevada
Broadcast Software International Inc.	Nevada
Consolidated IP Company, LLC	Delaware
Cumulus Media Holdings, Inc	Delaware
Cumulus Licensing, LLC	Nevada
Catalyst Media, Inc.	Delaware
Chicago FM Radio Assets, LLC	Delaware
Chicago License, LLC	Delaware
Chicago Radio Assets, LLC	Delaware
Chicago Radio Holding, LLC	Delaware
Chicago Radio, LLC	Delaware
Citadel Broadcasting Company	Nevada
Citadel Broadcasting Corporation	Delaware
CMP Houston - KC, LLC	Delaware
CMP KC Corp.	Delaware
CMP Susquehanna Corp.	Delaware
CMP Susquehanna Radio Holdings Corp.	Delaware
Cumulus Broadcasting LLC	Nevada
Cumulus Media Partners, LLC	Delaware
DC Radio Assets, LLC	Delaware
DC Radio, LLC	Delaware
Detroit Radio, LLC	Delaware
International Radio, Inc.	Delaware
KLIF Broadcasting, Inc.	Nevada
KLIF Lico, Inc.	Nevada
KLOS Radio, LLC	Delaware
KLOS Syndications Assets, LLC	Delaware
KLOS-FM Radio Assets, LLC	Delaware
KPLX Lico, Inc.	Nevada
LA License, LLC	Delaware
LA Radio, LLC	Delaware
Minneapolis Radio Assets, LLC	Delaware
Minneapolis Radio, LLC	Delaware
Network License, LLC	Delaware
NY License, LLC	Delaware
NY Radio Assets, LLC	Delaware
NY Radio, LLC	Delaware
Oklahoma Radio Partners, LLC	Alabama
Radio Assets, LLC	Delaware
Radio License Holding CBC, LLC	Delaware
Radio License Holding I, LLC	Delaware
Radio License Holding II, LLC	Delaware
Radio License Holding III, LLC	Delaware
Radio License Holding IV, LLC	Delaware
Radio License Holding V, LLC	Delaware
Radio License Holding VI, LLC	Delaware
Radio License Holding VII, LLC	Delaware
Radio License Holding VIII, LLC	Delaware

Radio License Holding IX, LLC	Delaware
Radio License Holding X, LLC	Delaware
Radio License Holding XI, LLC	Delaware
Radio License Holding XII, LLC	Delaware
Radio Metroplex, Inc.	Nevada
Radio Networks, LLC	Delaware
Radio Today Entertainment, Inc.	New York
Radio Watermark, Inc.	Delaware
San Francisco Radio Assets, LLC	Delaware
San Francisco Radio, LLC	Delaware
SF License, LLC	Delaware
Susquehanna Media Corp.	Delaware
Susquehanna Pfaltzgraff Co.	Delaware
Susquehanna Radio Corp.	Pennsylvania
Sweetjack, LLC	Delaware
WBAP-KSCS Acquisition Partner, LLC	Delaware
WBAP-KSCS Assets, LLC	Delaware
WBAP-KSCS Radio Acquisition, LLC	Delaware
WBAP-KSCS Radio Group, Ltd.	Texas
WPLJ Radio, LLC	Delaware